ASPIRATION FUNDS
Aspiration Flagship Fund
Aspiration Redwood Fund

Supplement to the Prospectus, Summary Prospectus and
Statement of Additional Information

July 7, 2017
This supplement to the Prospectus, Summary Prospectuses and Statement of Additional Information dated January 30, 2017 for the Aspiration Flagship Fund and Aspiration Redwood Fund ("Funds"), each a series of Aspiration Funds, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-683-8529.  You may obtain copies of the Prospectus, Summary Prospectuses and Statement of Additional Information, free of charge, by visiting the Funds' website at www.aspiration.com or calling the Funds toll-free at the number above.
This supplement is to update the address of the Trust and the Funds' Investment Advisor, Aspiration Fund Adviser, LLC. The new address for both is 4551 Glencoe Avenue, Marina Del Rey, California 90292. All references to the previous address should be read to refer to the new address listed here.

Investors Should Retain This Supplement for Future Reference